UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rumble Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY SUPPLEMENT TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

RUMBLE INC.

TO BE HELD ON JUNE 16, 2023

EXPLANATORY NOTE

This proxy statement supplement, dated May 19, 2023, supplements the proxy statement of Rumble Inc. (the “Company”), dated April 28, 2023 (the “Proxy Statement”), made available to stockholders in connection with its annual meeting of stockholders (the “Annual Meeting”) to be held solely online at www.proxydocs.com/RUM on June 16, 2023 at 10:00 a.m. Eastern Time.

Subsequent to the filing of the Proxy Statement, the Company filed a Current Report on Form 8-K, on May 19, 2023, announcing that it had entered into an Agreement and Plan of Merger with Podcast Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Podcast Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, CallIn Corp., a Delaware corporation, and, solely for the purposes of Section 7.16 therein, Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the securityholders.

This supplement should be read in conjunction with the Proxy Statement and does not change the proposals to be acted on at the Annual Meeting or the recommendations of the Company’s board of directors with respect to the proposals, which are described in the Proxy Statement.

VOTING MATTERS

This supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. Information regarding how to vote your shares and revoke already submitted proxies is available in the Proxy Statement.

Set forth below is the full text of the Current Report on Form 8-K, filed May 19, 2023.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2023

Rumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	85-1087461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 15, 2023, Rumble Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Podcast Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 1”), Podcast Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 2”), CallIn Corp., a Delaware corporation (“Callin”), and, solely for the purposes of Section 7.16 therein, Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the securityholders, pursuant to which, among other things (i) Merger Sub 1 merged with and into Callin whereupon the separate existence of Merger Sub 1 ceased, Callin survived such merger as a Delaware corporation (“Surviving Corporation”) and Callin became a wholly owned subsidiary of the Company (such transaction, the “First Merger”) and (ii) immediately following the First Merger, the Surviving Corporation merged with and into Merger Sub 2 whereupon the separate existence of the Surviving Corporation ceased, Merger Sub 2 survived such merger as a Delaware limited liability company (the “Surviving Company”) and the Surviving Company became a wholly owned subsidiary of the Company (such transaction, the “Second Merger” and, together with the First Merger, the “Mergers”). The transactions contemplated by the Merger Agreement closed concurrently with the execution of the Merger Agreement.

The merger consideration consists of: (i) an upfront payment of 1,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and such consideration, the “Closing Consideration”), to the former securityholders of Callin, which payment is subject to customary adjustments for indebtedness, unpaid transaction expenses and working capital, and (ii) a contingent obligation to pay up to an aggregate of 1,500,000 additional shares of Class A Common Stock to the former Callin securityholders upon the achievement of four separate milestones (with each separate milestone triggering the payment of 375,000 additional shares) (the “Contingent Consideration”).

Pursuant to the terms of the Merger Agreement, the Company will promptly, and in any event within 30 days following the Company’s annual meeting of stockholders for 2023, appoint David Sacks as a member of the board of directors of the Company until the next annual meeting of the stockholders of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Item 2.01 is incorporated by reference into this Item 5.02.

Item 8.01. Other Events.

On May 15, 2023, the Company issued a press release announcing it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements involve known and unknown risks and uncertainties, and the Company’s actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this Current Report are based on our current beliefs and expectations of the Company’s management as of the date of this Current Report. Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements including the risks, uncertainties and factors described in more detail under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in other filings made with the Securities and Exchange Commission (the “SEC”) by the Company.

Item 9.01. Financial Statements and Exhibits.

(a)(b)

In connection with the transactions contemplated by the Merger Agreement, the Company has obtained from the staff of the SEC a waiver from the requirement to file financial statements of Callin under Rule 3-05 of Regulation S-X and related pro forma information with respect to the acquisition of Callin. Accordingly, the Company does not expect to file such financial statements and information under Item 9.01(a) and (b) of Form 8-K.

(d)	Exhibits

99.1	Press Release, dated May 15, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rumble Inc.

Date: May 19, 2023	By:	/s/ Michael Ellis
	Name:	Michael Ellis
	Title:	General Counsel

Exhibit 99.1

Rumble Acquires Podcasting and Live Streaming Platform Callin

Callin Founder David Sacks to Join Rumble’s Board of Directors

LONGBOAT KEY, Fla.; May 15, 2023 – Rumble, the popular video-sharing platform (NASDAQ: RUM), announced today that it has acquired Callin, the San Francisco-based podcasting and live streaming platform founded by technology entrepreneur and investor David Sacks and Axel Ericsson. Pursuant to the terms of the definitive acquisition agreement, Sacks is slated to join Rumble’s board of directors in the second half of June 2023. Ericsson and the Callin team will continue to develop live streaming capabilities as a part of Rumble.

Callin creates a seamless experience for its users to create, discover, and consume live and recorded content. The Callin app was built to blend the best aspects of social audio and video with the most attractive features of podcasting. We believe the addition of Callin’s user-friendly app and post-production tools coupled with Rumble’s substantial creator and user communities will create beneficial synergies, improving the experience of Rumble’s creators and their fans.

“It was my own experience with the All-In Podcast that gave me the idea for Callin: I discovered how much work goes into producing a show and wanted to radically simplify the experience. I teamed up with Axel to launch the first ‘social podcasting’ platform, where users can easily stream, take questions, record, edit, publish, and share content with their audience,” said David Sacks, co-founder of Callin and co-founder/partner at Craft Ventures. “I am excited to expand Callin’s capabilities by joining forces with Rumble, a platform with significant size, influence, and reach. As an avid proponent of the creator economy and the free flow of ideas, I strongly support Rumble’s unwavering commitment to free speech.”

Chris Pavlovski, Rumble Chairman and CEO, added “We are beyond excited to have David, Axel, and the Callin team become a part of Rumble. The addition of Callin’s talented team and the capabilities of its product signifies a major step in our journey to deliver greater value and tools to our creators, which will further enhance our user engagement.”

ABOUT RUMBLE

Rumble is a high-growth neutral video platform that is creating the rails and independent infrastructure designed to be immune to cancel culture. Rumble’s mission is to restore the internet to its roots by making it free and open once again. For more information, visit corp.rumble.com

Contact: press@rumble.com

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, results of operations, financial condition and cash flows (including revenues, operating expenses, and net income (loss)); our ability to meet working capital needs and cash requirements over the next 12 months; and our expectations regarding future results and certain key performance indicators. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “gaining momentum,” “continues to,” “looks forward to,” “begins to focus on,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements include, but are not limited to, our ability to recognize the anticipated benefits of the acquisition of Callin; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our recent and rapid growth not being indicative of future performance; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; our failure to comply with applicable privacy laws; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential liability for hosting a variety of tortious or unlawful materials uploaded by third parties; negative publicity for removing, or declining to remove, certain content, regardless of whether such content violated any law; impediment of access to our content and services on the Internet; significant market competition that we face; changes to our existing content and services resulting in failure to attract traffic and advertisers or to generate revenue; our dependence on third party vendors; our inability to realize the expected benefits of financial incentives that we offer to our content creators; potential diversion of management’s attention and consumption of resources as a result of acquisitions of other companies and success in integrating and otherwise achieving the benefits of recent and potential acquisitions; failure to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows; adverse effect on our business by compliance obligations imposed by new privacy laws, laws regulating social media platforms and online speech in the U.S. and Canada; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Rumble Social Media

Investors and others should note that we announce material financial and operational information to our investors using our investor relations website (investors.rumble.com), press releases, SEC filings and public conference calls and webcasts. We also intend to use certain social media accounts as a means of disclosing information about us and our services and for complying with our disclosure obligations under Regulation FD: the @rumblevideo Twitter account (twitter.com/rumblevideo), the @rumble TRUTH social account (truthsocial.com/@rumble), the @chrispavlovski Twitter account (twitter.com/chrispavlovski), and the @chris TRUTH Social account (truthsocial.com/@chris), which Chris Pavlovski, our Chairman and Chief Executive Officer, also uses as a means for personal communications and observations. The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described above may be updated from time to time as listed on our investor relations website.